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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1996, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 1996-C1


                 Salomon Brothers Mortgage Securities VII, Inc.
------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


            Delaware                 33-84924                  13-3439681
  ----------------------------      ------------          ---------------------
  (State or Other Jurisdiction      (Commission             (I.R.S. Employer
        of Incorporation)           File Number)          Identification Number)

Seven World Trade Center
New York, New York                                         10048
(Address of Principal                                     Zip Code)
Executive Offices)

       Registrant's telephone number, including area code: (212) 783-5638



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                                       -2

Item 5.           Other Events.


                  On February 29, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of February 1, 1996, among the Registrant, Midland Loan Services, L.P. as Master Servicer and Special Servicer, LaSalle National Bank as Trustee and ABN AMRO BANK, N.V. as Fiscal Agent.

                  In connection with the expected sale of the Certificates, Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to prospective investors certain collateral information with respect to the mortgage loans underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the mortgage loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.









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                                       -3


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


         (a)  Financial Statements.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits

                            Item 601(a) of
                            Regulation S-K
Exhibit No.                 Exhibit No.                   Description
-----------                 --------------                ---------------------
  1                                     99                Collateral Term Sheets











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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.



                                            By:     /s/ Ian McColough
                                                        Ian McColough
                                                        Assistant Vice President


Dated:  February 20, 1996






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                                  EXHIBIT INDEX


                        Item 601 (a) of
 Exhibit                Regulation S-K
 Number                 Exhibit No.                  Description
 -------                ---------------              ---------------------
 1                            99                     Collateral Term Sheets



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